UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               February 15, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-16214                 14-0462060
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

               1373 Broadway, Albany, New York                    12204
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          (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 15, 2008, the Registrant's Board of Directors approved amendments to the Registrant's Directors' Annual Retainer Plan. A copy of the amended Plan is being filed as an exhibit.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Not Applicable.

(d)   Exhibit: Directors' Annual Retainer Plan.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    ALBANY INTERNATIONAL CORP.

                    By:  /s/ Michael C. Nahl
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                    Name: Michael C. Nahl
                    Title: Executive Vice President and Chief  Financial Officer

Date: February 20, 2008

                                Index to Exhibits

Exhibit Number             Description of Document
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10(o)(v)                   Directors' Annual Retainer Plan